UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2012

WYNN RESORTS, LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WYNN LAS VEGAS, LLC

(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices of each registrant)		(Zip Code)

(702) 770-7555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On September 17, 2012, Wynn Las Vegas, LLC (“Wynn Las Vegas”), terminated its Amended and Restated Credit Agreement, dated as of August 15, 2006, as amended, with Deutsche Bank Trust Company Americas, as administrative agent, issuing lender and swing line lender, the several banks and other financial institutions or entities from time to time party thereto as lenders and the other parties party thereto (the “Credit Agreement”). Certain commitments under the Credit Agreement were scheduled to terminate on July 17, 2015. Wynn Las Vegas did not incur any early termination penalties in connection with the termination. No loans were outstanding under the Credit Agreement at the time of termination, and any outstanding letters of credit will continue pursuant to a separate agreement. The foregoing description of the Credit Agreement is qualified by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of Wynn Resorts, Limited, filed on November 9, 2006.

Item 8.01 Other Events.

Upon termination of the Credit Agreement and in accordance with the respective indentures, on September 17, 2012, the liens (other than the pledge by Wynn Holdings, as defined below, of its equity interests in Wynn Las Vegas) securing, and the subsidiary guarantees of, the 7.875% First Mortgage Notes due 2017, the 7 7/8% First Mortgage Notes due 2020, the 7 3/4% First Mortgage Notes due 2020 and the 5.375% First Mortgage Notes due 2022, each issued by Wynn Las Vegas and Wynn Las Vegas Capital Corp., were released.

On September 18, 2012, Wynn Las Vegas distributed to Wynn Resorts Holdings, LLC, its direct parent company (“Wynn Holdings”), and immediately thereafter, Wynn Holdings distributed to Wynn Resorts, Limited, its direct parent company, all of the equity interests in Wynn Golf, LLC (“Wynn Golf”), which owns the Wynn Las Vegas golf course land, the related water rights and other water rights related to ancillary uses, together with $700 million in cash. In connection with the foregoing, Wynn Las Vegas entered into lease agreements with Wynn Golf pursuant to which it leases the Wynn Las Vegas golf course land and water rights.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2012

WYNN RESORTS, LIMITED

By:	/s/ Matt Maddox
Name:	Matt Maddox
Title:	Chief Financial Officer and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2012

WYNN LAS VEGAS, LLC

By:	Wynn Resorts Holdings, LLC, its sole member

By:	Wynn Resorts, Limited, its sole member

By:	/s/ Matt Maddox
Name:	Matt Maddox
Title:	Chief Financial Officer and Treasurer